UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2021

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 8.01.	Other Events.

On June 11, 2021, Jaguar Health, Inc. (the “Company”) reconvened its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) that was adjourned on May 13, 2021. At the Annual Meeting, there continued to be an insufficient number of shares of the Company’s common stock present or represented by proxy to constitute quorum. The Company adjourned the Annual Meeting until July 9, 2021 at 8:30 a.m. Pacific Time / 11:30 a.m. Eastern Time. At that time, the Annual Meeting will be reconvened at the Company’s offices at 200 Pine Street, Suite 400, San Francisco, CA 94104.

The record date for the Annual Meeting remains April 12, 2021. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company strongly encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2021 (the “Proxy Statement”) and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

On June 11, 2021, the Company issued a press release to announce the adjournment, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 11, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
	Name:	Lisa A. Conte
	Title:	President and Chief Executive Officer

Date: June 11, 2021